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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 26, 1999 relating to the consolidated financial statements and financial statement schedule of PETsMART, Inc., which appears in PETsMART, Inc.'s Annual Report on Form 10-K for the year ended January 28, 2001.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Phoenix, Arizona
June 7, 2001